UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 21, 2023, Athena Consumer Acquisition Corp. (“Athena”) issued a press release announcing that its board of directors (the “Board”) has elected to extend the date by which Athena has to consummate a business combination (the “Deadline Date”) from September 22, 2023 for an additional month to October 22, 2023, the last of three potential one-month extensions of the Deadline Date available to Athena.

Athena’s Amended and Restated Certificate of Incorporation (as amended on December 21, 2022 and July 19, 2023, the “Charter”) provides Athena the right to extend the Deadline Date three times for an additional one month each time (each, an “Extension”), from July 22, 2023, the initial Deadline Date, to up to October 22, 2023. As previously disclosed, in July and August 2023, the Board had implemented two one-month Extensions and had extended the initial Deadline Date to September 22, 2023.

On September 15, 2023, pursuant to the Charter, the Board determined to implement a third Extension to allow additional time for Athena to complete its initial business combination. In connection with the third Extension and pursuant to an unsecured promissory note Athena and the sponsor of Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), entered into on July 20, 2023, the Board delivered to the Sponsor a written request to draw down $60,000.00 for the third month of the Extension. On September 21, 2023, the Sponsor deposited $60,000.00 into Athena’s trust account in connection with the third Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued September 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

By:	/s/ Jane Park
Name: Jane Park
Title: Chief Executive Officer

Dated: September 21, 2023